UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2005
Mirant Mid-Atlantic, LLC
(Exact name of registrant as specified in charter)

Delaware	N/A	51-2574140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1155 Perimeter Center West, Suite 100, Atlanta, Georgia	30338
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (678) 579-5000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 SECOND AMENDED DISCLOSURE STATEMENT

Item 8.01 Other Events
On September 30, 2005, after notice and a hearing, the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division (the “Bankruptcy Court”), issued an order pursuant to section 1125 of the Bankruptcy Code approving the Second Amended Disclosure Statement (the “Disclosure Statement”) relating to the Second Amended Joint Chapter 11 Plan of Reorganization (the “Plan”) of Mirant Corporation and its affiliated debtors and debtors-in-possession (collectively, the “Debtors”) as containing information of a kind, and in sufficient detail, that would enable a hypothetical, reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment with respect to the acceptance or rejection of the Plan. Approval of the Disclosure Statement by the Bankruptcy Court does not constitute a determination by the Bankruptcy Court of the fairness or merits of the Plan or of the accuracy or completeness of the information contained in the Disclosure Statement.
The Debtors are utilizing the Disclosure Statement to solicit acceptances of the Plan from the holders of all impaired classes of claims and equity interests. A copy of the Disclosure Statement is attached hereto as Exhibit 99.1. Attached to the Disclosure Statement as Exhibit A is the Plan and as Exhibit B is the Disclosure Statement Order and Notice of the Confirmation Hearing, which should be referred to for details regarding the procedures for voting on the Plan. In order to be counted, all ballots must be duly completed, executed and received by 4:00 p.m., prevailing central time, on November 10, 2005. A hearing on confirmation of the Plan is scheduled to commence in the Bankruptcy Court on December 1, 2005 at 9:30 a.m. prevailing central time. Parties who intend to participate in the Confirmation Hearing must appear at a pre-Confirmation Hearing status conference on November 30, 2005 at 9:00 a.m., prevailing central time. Persons who are entitled to vote on the Plan should obtain and read the Disclosure Statement prior to voting to accept or reject the Plan. The Debtors will emerge from chapter 11 if and when the Plan receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.
The Disclosure Statement was prepared in accordance with section 1125 of Title 11, United States Code and rule 3016(b) of the Federal Rules of Bankruptcy Procedure and not necessarily in accordance with federal or state securities law or other non-bankruptcy law. The Disclosure Statement has been neither approved nor disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of the statements contained therein. Persons or entities trading in or otherwise purchasing, selling or transferring securities or claims of Mirant or any of its subsidiaries and affiliates should evaluate the Disclosure Statement and the Plan in light of the purpose for which they were prepared.
The information in this Form 8-K and the attached Exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Exhibit Name
99.1	Second Amended Disclosure Statement related to the Debtors’ Second Amended Joint Chapter 11 Plan of Reorganization

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: October 6, 2005

Mirant Mid-Atlantic, LLC
/s/ Dan Streek
Dan Streek
Vice President and Controller (Principal Accounting Officer)